EXHIBIT 12(c)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of AllianceBernstein Blended Style Series, Inc (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended February 28, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 27, 2007


                              By:   /s/ Marc O. Mayer
                                    ----------------------
                                    Marc O. Mayer
                                    President

                              By:   /s/ Joseph J. Mantineo
                                    ----------------------
                                    Joseph J. Mantineo
                                    Treasurer and Chief Financial Officer


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.